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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2000

Best Buy Co., Inc.
(Exact name of registrant as specified in its charter)

Minnesota
(State or other jurisdiction of incorporation)

1-9595 (Commission File Number)	41-0907483 (IRS Employer Identification No.)
7075 Flying Cloud Drive
Eden Prairie, Minnesota	55344
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (952) 947-2000

N/A
(Former name or former address, if changed since last report.)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

  c)
  Exhibits

    The following is filed as an Exhibit to this Report.

Exhibit No.	Description of Exhibit
99	Press release issued November 9, 2000

ITEM 9.  REGULATION FD DISCLOSURE

    Pursuant to Regulation FD, information is being furnished with respect to a conference call for analysts, institutional investors and the news media with Best Buy Co., Inc. senior management on November 9, 2000, concerning its earnings outlook for second half of fiscal year 2001 and other matters.

    The conference call is available through a webcast at http://investor.bestbuy.com on the Audio Archive page. The related press release issued November 9, 2000 is filed as Exhibit No. 99 to this Report. Best Buy Co., Inc.'s Annual Report to Shareholders and its reports on Forms 10-K, 10-Q and 8-K and other publicly available information should be consulted for other important information about the Company.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEST BUY CO., INC. (Registrant)
Date: November 13, 2000	By:	/s/ ALLEN U. LENZMEIER
	Name:	Allen U. Lenzmeier
	Title:	Executive Vice President and Chief Financial Officer

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SIGNATURE